PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MARCH 25, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant   ☐

Filed by a Party other than the Registrant   ☒

Check the appropriate box:

☐           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☒          Definitive Proxy Statement

☐          Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

DWS MULTI-MARKET INCOME TRUST
(Name of Registrant as Specified in Its Charter)

WESTERN INVESTMENT LLC WESTERN INVESTMENT HEDGED PARTNERS L.P. WESTERN INVESTMENT TOTAL RETURN PARTNERS L.P. ARTHUR D. LIPSON LYNN D. SCHULTZ
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒          No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:

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☐           Fee paid previously with preliminary materials:

☐           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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ANNUAL MEETING OF SHAREHOLDERS
OF
DWS MULTI-MARKET INCOME TRUST
_________________________

PROXY STATEMENT
OF
WESTERN INVESTMENT LLC
_________________________

We have lost all confidence in Deutsche and the Board of Trustees and believe that they are unfit to manage closed-end funds.

This solicitation is a step in Western Investment’s campaign to oust Deutsche from managing U.S. closed-end funds.  Please vote the GOLD proxy.  Together we will knock down the undemocratic hurdles erected by Deutsche and its Board, which are designed to block YOU from exercising your basic voting rights as shareholders.

Western Investment LLC (“Western Investment” or “we”), together with the fellow participants in this solicitation, is an investor in DWS Multi-Market Income Trust (the “Fund”).  We are writing to you in connection with the election of trustees to the board of trustees of the Fund (the “Board”) at the annual meeting of shareholders scheduled to be held on May 24, 2010 at 11:00 a.m. (Eastern time), at the New York Marriott East Side, 525 Lexington Avenue, New York, New York 10017, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”).  This proxy statement and the enclosed GOLD proxy card are first being furnished to shareholders on or about May 4, 2010.

We are investors specializing in investing in closed-end funds and, in addition to our investment in the Fund, have numerous investments in other funds managed or controlled by Deutsche Investment Management Americas Inc. (“DB America”) and affiliates of DB America (collectively, “Deutsche”).  We believe that Deutsche, a subsidiary of Deutsche Bank AG, the German banking conglomerate, through its mismanagement and bad-actions, is taking advantage of the shareholders of its closed-end funds and maximizing its own benefits at those shareholders’ expense.

Time and time again Deutsche Bank AG and Deutsche have been associated with financial scandals.  Most recently they were identified as one of the Wall Street firms that assembled complex securities so that they and their clients could bet against home prices.  We are afraid there is little to stop Deutsche from exploiting this Fund for its own benefit as it has with so many others.  We are reaching out to shareholders of a number of Deutsche managed funds including DWS High Income Trust (KHI), DWS Strategic Income Trust (KST), DWS Enhanced Commodity Strategy Fund, Inc., formerly DWS Global Commodities Stock Fund, Inc. (GCS), DWS Dreman Value Income Edge Fund, Inc. (DHG), DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. (DRP) and DWS Global High Income Fund, Inc. (LBF) to share our concerns that Deutsche is unfit to manage closed-end funds.  We have never felt compelled to take such widespread action before.  However, we believe that the actions by this Board and Deutsche can no longer be tolerated.  We strongly believe that Deutsche and the Board should no longer be managing closed-end funds, and Western Investment intends to continue fighting to end, once and for all, Deutsche’s management of closed-end funds.

We are furnishing this proxy statement and the enclosed GOLD proxy card to shareholders in order to:

1.	Elect our nominee to the Board to serve as a Class II Trustee of the Fund until the 2013 annual meeting of shareholders thereby withholding your vote from all of management’s nominees; and

2.	Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

If you have already sent a proxy card furnished by the Fund’s management to the Fund, you have every right to change your vote by signing, dating and returning the enclosed GOLD proxy card or by following the instructions for telephone or Internet voting detailed thereon.  Only your latest dated proxy card counts!

Please refer to Appendix A - Information Concerning the Annual Meeting and the Fund’s proxy materials for additional information concerning the Annual Meeting, including voting and proxy procedures, votes required for approval of the proposals and the solicitation of proxies.

If you have any questions or require assistance voting your shares of common stock of the Fund (the “Shares”), please contact InvestorCom, Inc., who is assisting us, at their address and toll-free number listed on the following page.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

The Proxy Statement, GOLD proxy card and additional information can be found at:
www.fixmyfund.com

IMPORTANT

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

•
If your Shares are registered in your own name, you may vote such Shares by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope to Western Investment, c/o InvestorCom, Inc., in the enclosed postage-paid envelope today.

•
If your Shares are held for you by a brokerage firm, bank, bank nominee or other institution on the record date for the Annual Meeting, only they can vote such Shares and only upon receipt of your specific instructions.  Accordingly, please instruct your broker or bank to vote the GOLD proxy card on your behalf by following the instructions for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope.  Western Investment urges you to confirm your instructions in writing to the person responsible for your account and to provide a copy of such instructions to Western Investment, c/o InvestorCom, Inc., who is assisting in this solicitation, at the address and telephone numbers set forth below and on the back cover of this proxy statement, so that we may be aware of all instructions and can attempt to ensure that such instructions are followed.

If you have any questions or need assistance voting your Shares, please call:
InvestorCom, Inc.
65 Locust Avenue, Third Floor
New Canaan, Connecticut 06840

Stockholders Call Toll-Free at: (877) 972-0090
Banks and Brokers Call Collect at: (203) 972-9300

You may also contact Western Investment LLC via email at
info@fixmyfund.com

WE HAVE LOST CONFIDENCE IN DEUTSCHE AND THE BOARD SEND A MESSAGE TO THE FUND: Vote for our trustee nominee and send a message to the Fund that shareholders are not satisfied with the status-quo.

REASONS FOR OUR SOLICITATION

Western Investment, together with the other participants in this solicitation, is asking shareholders to vote for its trustee nominee to send a message to the Fund that shareholders are dissatisfied with the Board and management.  We do not believe Deutsche should be managing closed-end funds and we have lost faith in the Board’s ability to act in the best interest of shareholders.  As a result, we believe shareholders’ ability to receive full value for their investment in the Fund has been compromised.  By voting for our trustee nominee you can send a message to the Fund that you are unhappy with the status-quo.

The Fund’s investment manager and its affiliates have a troubled history of being censured by the SEC, being sued by shareholders and taking actions adverse to fund shareholders

Deutsche has a long and troubled history of litigation with fund shareholders, and seems more than willing to act in their own self-interest regardless of the consequences for investors.  They have run afoul of the Securities and Exchange Commission (the “SEC”) and other regulatory bodies multiple times.  We are concerned that Deutsche, which is supposed to be protecting fund investors, is instead being sued by them.

Since 2003, Deutsche has been the subject of no less than three SEC censures for, among other things, illegal mutual fund market timing practices, concealing trade steering and favorable commission arrangements with favored brokers and, essentially, trading its “proxy” votes for banking business.

Besides SEC censures and the resulting penalties, Deutsche’s self-interested actions have resulted in, among other things:

•
an agreement with the New York Attorney General whereby Deutsche had to, among other things, (i) establish a $250 million fund to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships, (ii) reduce the advisory fees it receives from certain of its funds for a period of at least five years and (iii) implement changes to its governance and compliance procedures;

•	numerous lawsuits being filed against Deutsche relating to its market timing actions by shareholders harmed by these actions;

•
a lawsuit filed against Deutsche for failing to disclose material, exceptional risks associated with two sister funds of the Fund, DWS RREEF Real Estate Fund, Inc. (“SRQ”)  and DWS RREEF Real Estate Fund II, Inc. (“SRO”).  Subsequently, under pressure from shareholders and in the face of losses in net asset value of an unbelievable 88% and 95%, respectively, the boards and management of SRQ and SRO decided to liquidate the Funds.  We believe the decision to liquidate was ultimately made out of a desire to protect SRO and SRQ from further embarrassment rather than out of an interest in doing what was best for shareholders;

•	a summary order from the West Virginia Securities Commissioner to cease and desist relating to Deutsche’s marketing and sale of auction rate securities;

•	a lawsuit filed against it and a settlement with the SEC relating to misrepresentations made by Deutsche regarding auction rate securities;

•
a lawsuit filed against The New Germany Fund, Inc., (the “New Germany Fund”) a sister fund to the Fund, by shareholders of the New Germany Fund relating to the New Germany Fund’s attempts to restrict the directors that could serve on its board of directors.  The New Germany Fund eventually settled with the shareholders by agreeing to conduct an in-kind tender offer for 20% of its outstanding Shares; and

•
a complaint (the “Complaint”) filed by Western Investment against DWS Enhanced Commodity Strategy Fund, Inc., formerly DWS Global Commodities Stock Fund, Inc. (“GCS”), a sister fund to the Fund, with respect to GCS’s failure to hold a meeting of stockholders during 2009, requesting that GCS hold a meeting of stockholders to elect directors at the earliest date legally possible.  The Complaint also seeks to ensure that GCS recognizes the voting rights of all of Western Investment’s GCS shares and that GCS’s adoption of the Maryland Control Share Acquisition Act is void and does not affect Western Investment’s rights to vote any of its GCS shares at the next stockholder meeting, as well as any future meetings of stockholders.

We do not believe DB America, or any other Deutsche affiliate, should be associated with the Fund or any other closed-end fund.

The Fund has a history of disregarding best practice corporate governance recommendations which is indicative of a Board that does not place shareholders’ interests first

Deutsche has enacted a number of hurdles to block shareholders from exercising their rights at democratic elections and which serve to protect the incumbent trustees and directors.  These hurdles include staggering the Board, implementing an absolute majority vote rule in contested elections and preventing large shareholders from voting all of their shares.  A staggered board provides that directors or trustees are elected for a term of three years, with only approximately one-third of directors or trustees up for election each year.  The absolute majority vote rule, in place at the Fund and other closed-end funds managed by Deutsche, provides that directors or trustees are elected only by a majority of shares outstanding, thereby permitting the incumbents to remain in office if no nominee receives the votes of a majority of the shares outstanding.  In fact, in GCS members of the incumbent board remained in office even though our nominees received more votes than the incumbents by a vast margin at the last annual meeting.  These GCS incumbents are the same trustees that serve on this Board.  GCS has also attempted to adopt a state law provision to limit Western Investment’s and possibly other shareholder’s rights to vote its GCS shares.  We were forced to sue GCS to block this action so that we would be able to exercise our rights as GCS shareholders.

We are not the only ones who believe that the Fund’s corporate governance practices prevent shareholders from fully exercising their rights.  No less than Egan-Jones Proxy Services, Glass, Lewis & Co. and RiskMetrics Group, three of the leading proxy advisory firms, in addition to The Council of Institutional Investors, all recommend that all members of a board of trustees or directors be elected annually.  Even Deutsche’s own Global Proxy Voting Guideline “is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually” because “directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.”  Amazingly and against their own global guidelines, which apparently do not apply to the closed-end funds, the Fund chose to classify the Board in March 2009.

Western Investment believes the current independent members of the Board, who receive compensation from service on 126 funds, may be too beholden to the Fund’s investment manager

According to the Fund’s most recent proxy statement, all incumbent independent trustees are a trustee or director of at least 126 funds in the Deutsche fund complex.

While the current composition of the Board appears to satisfy applicable securities and investment company laws, we question whether service by each of the Fund’s trustees of at least 126 funds in the same fund complex is in the best interests of the Fund’s shareholders.  We question the effect this arrangement may have on their independent judgment as trustees of the Fund.  Consider:

•
the inherent conflicts of interest that we believe could arise as a result of serving as a trustee or director of so many registered investment companies.  For example, we believe a person serving in such multiple positions may become unduly beholden to the Fund’s investment manager, and less inclined to act in the best interests of the Fund’s shareholders, although we have no direct evidence that any of the Fund’s trustees have acted in this way;

•
the incumbent trustees’ lucrative arrangement whereby they each collect at least $240,000 each in annual fees in the aggregate for their service on 126 Deutsche fund boards.  We believe they could become far too beholden to the investment manager to take decisive action that benefits shareholders if it would negatively affect the fees collected by the Fund’s investment manager; and

•
in light of their positions and fee arrangements whether the current trustees are the best people to perform the essential task of evaluating the abysmal performance of the Fund’s investment manager.  With 125 other funds to worry about, we question whether they are the ones who should be minding the store.

Your actions can make a difference

Your Board, sponsored by Deutsche, maintained similar shareholder unfriendly practices at GCS where each trustee also serves.  We have been fighting to defend the rights of shareholders of GCS for nearly two years.  When faced with our continued resistance and the possibility of the termination of GCS’s investment advisory agreement with DB America, the GCS board reversed themselves and, on April 10, 2010, proposed open-ending GCS.

SERIOUS ACTION IS NEEDED.  IT IS TIME TO SEND A MESSAGE TO THE BOARD BY VOTING FOR WESTERN INVESTMENT’S NOMINEE ON THE ENCLOSED GOLD PROXY CARD.

PROPOSAL NO. 1: ELECTION OF TRUSTEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of our trustee nominee (the “Nominee”).

The Fund’s Amended and Restated By-Laws (the “Bylaws”) contain an advance notice provision purporting to establish a deadline for submitting nominations and other information concerning trustee nominees and shareholders making such nominations.  The deadline for the Annual Meeting was December 18, 2009.  Our nomination letter was submitted to the Fund on April 21, 2010.  You should be aware that the Fund may attempt to disqualify the nomination of our Nominee.  It is unclear what action the Fund will ultimately take but we intend to pursue Mr. Lipson’s nomination to the fullest extent possible.  To avoid any confusion and to ensure your vote sends the proper message to the Fund, in the event Mr. Lipson’s nomination is disqualified, withdrawn or otherwise not available, your proxy will be voted to withhold authority to vote for all of the Fund’s trustee nominees.

THE NOMINEE

Arthur D. Lipson (Age 67) has been managing private investment partnerships since 1995.  He has been the sole managing member of Western Investment, which has acted as the general partner, managing member or investment manager, as the case may be, of private investment partnerships in certain funds since 1997.  Western Investment specializes in investing in undervalued companies.  Mr. Lipson has additional substantial experience in sales and trading and research, including previously heading all fixed income research for Lehman Brothers and for Paine Webber, was a known leader in the industry, and created, among other things, the Lehman Brothers bond indices.  From 2007 to 2008, Mr. Lipson served as a director of Pioneer Municipal and Equity Income Trust (“PBF”), during which time Mr. Lipson oversaw the elimination of a 17% discount to PBF’s net asset value and the merger of PBF into Pioneer Tax Free Income Fund, an open-end fund.  Mr. Lipson received a Masters of Science from Columbia University and a Bachelors of Science from the California Institute of Technology.  Mr. Lipson’s extensive investment experience, particularly with respect to closed-end funds, gives him strong insight into the challenges and issues facing the Fund.

There can be no assurance that the election of our Nominee will improve the Fund’s business or otherwise enhance shareholder value.  Your vote to elect the Nominee will have the legal effect of replacing one incumbent trustee of the Fund with our Nominee.  The Fund’s Bylaws require that trustees need the affirmative vote of a majority of the Shares outstanding and entitled to vote to be elected.

The election of the Nominee requires the affirmative vote of a majority of the Shares outstanding and entitled to vote thereon.

For additional information concerning our Nominee, see Appendix B - Information Concerning the Nominee.

YOU ARE URGED TO VOTE FOR THE ELECTION OF WESTERN INVESTMENT’S NOMINEE ON THE ENCLOSED GOLD PROXY CARD.

VOTING AND PROXY PROCEDURES

The Fund has set the close of business on April 9, 2010 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”).  Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.  According to the Fund, as of the Record Date, there were 24,256,668.41 Shares.

VOTES REQUIRED FOR APPROVAL

The election of a trustee of the Fund requires the affirmative vote of a majority of the Shares outstanding and entitled to vote thereon.

The information set forth above regarding the vote required to elect trustees is based on information contained in the Fund’s proxy statement.  The incorporation of this information in this proxy statement should not be construed as an admission by us that such process and procedures are legal, valid or binding.

ABSTENTIONS

Abstentions will be counted for the purpose of determining whether a quorum is present.  Abstentions will not be counted as votes cast on any proposal set forth in this proxy statement.  Accordingly, abstentions will have the effect of a vote against the election of Western Investment’s Nominee.

DISCRETIONARY VOTING

Shares held in “street name” and held of record by banks, brokers or nominees may not be voted by such banks, brokers or nominees unless the beneficial owners of such Shares provide them with instructions on how to vote.

For additional and related information concerning the voting and proxy procedures for the Annual Meeting, see Appendix A - Information Concerning the Annual Meeting.

IF YOU WISH TO VOTE FOR THE ELECTION OF OUR NOMINEE TO THE BOARD, PLEASE VOTE YOUR SHARES BY TELEPHONE OR INTERNET, AS DESCRIBED ON THE ENCLOSED GOLD PROXY CARD, OR BY SIGNING, DATING AND RETURNING PROMPTLY THE ENCLOSED GOLD PROXY CARD, IN THE POSTAGE-PAID ENVELOPE PROVIDED.

OTHER MATTERS, PARTICIPANT AND ADDITIONAL INFORMATION

Western Investment is unaware of any other matters to be considered at the Annual Meeting.  However, should other matters, which Western Investment is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.

We are asking you to vote FOR the election of our Nominee.  The enclosed GOLD proxy card may only be voted for our Nominee and does not confer voting power with respect to the Fund’s nominees.  We intend to vote all of our Shares for the election of our Nominee and will not vote our Shares in favor of any of the Fund’s trustee nominees.  In the event the nomination of our Nominee is disqualified, withdrawn or otherwise not available, your proxy will be voted to withhold authority to vote for all of the Fund’s trustee nominees.

Western Investment has omitted from this proxy statement certain disclosure required by applicable law that is already included in the Fund’s proxy statement.  This disclosure includes, among other things, biographical information on the Fund’s trustees and executive officers, the dollar range of Shares owned by trustees of the Fund and information on committees of the Board.  Shareholders should refer to the Fund’s proxy statement in order to review this disclosure.

According to the Fund’s proxy statement, the Fund’s investment manager is Deutsche Investment Management Americas Inc., with headquarters at 345 Park Avenue, New York, New York 10154.

For information concerning the participants in the Solicitation, see Appendix B - Information Concerning the Participants.

See Appendix E - Security Ownership of Certain Beneficial Owners for information regarding persons who beneficially own more than 5% of the Shares and the ownership of the Shares by the management of the Fund.

The information concerning the Fund contained in this proxy statement and the appendices attached hereto has been taken from, or is based upon, publicly available information.

WESTERN INVESTMENT LLC

May 3, 2010

THIS SOLICITATION IS BEING MADE BY WESTERN INVESTMENT AND NOT ON BEHALF OF THE BOARD OF TRUSTEES OR MANAGEMENT OF THE FUND.  WESTERN INVESTMENT IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING.  SHOULD OTHER MATTERS, WHICH WESTERN INVESTMENT IS NOT AWARE OF WITHIN A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

WESTERN INVESTMENT URGES YOU TO VOTE IN FAVOR OF THE ELECTION OF WESTERN INVESTMENT’S NOMINEE, EITHER BY TELEPHONE OR BY INTERNET AS DESCRIBED IN THE ENCLOSED GOLD PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD TODAY.

APPENDIX TO PROXY STATEMENT

FILED BY WESTERN INVESTMENT LLC RELATING TO THE 2010 ANNUAL MEETING OF SHAREHOLDERS OF
DWS MULTI-MARKET INCOME TRUST1

Appendix A - Information Concerning the Annual Meeting

Appendix B - Additional Information About the Nominee

Appendix C - Information Concerning the Participants

Appendix D - Transactions in the Securities of the Fund
During the Past Two Years

Appendix E - Security Ownership of Certain Beneficial Owners

1 Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Proxy Statement.

APPENDIX A

INFORMATION CONCERNING THE ANNUAL MEETING

The proxy statement, including the appendices attached thereto (the “Proxy Statement”), relates to the 2010 Annual Meeting of Shareholders of DWS Multi-Market Income Trust (the “Fund”).  The address of the principal executive offices of the Fund is 345 Park Avenue, New York, New York 10154.  The Fund’s Secretary may be contacted c/o Deutsche Investment Management Americas Inc., One Beacon Street, Boston, Massachusetts 02108.

VOTING AND PROXY PROCEDURES

Shareholders, including those who expect to attend the Annual Meeting, are urged to vote their Shares today by following the instructions for Internet voting detailed on the enclosed GOLD proxy card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed GOLD proxy card in the enclosed return envelope to Western Investment LLC, c/o InvestorCom, Inc., in the enclosed postage-paid envelope.

Authorized proxies will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of Western Investment’s nominee, Arthur D. Lipson, and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting.  In the event Mr. Lipson’s nomination is disqualified, withdrawn or otherwise not available, your proxy will be voted to withhold authority to vote for all of the Fund’s trustee nominees.

QUORUM

In order to conduct any business at the Annual Meeting, a quorum must be present in person or represented by valid proxies.  The presence in person or by proxy of shareholders entitled to cast 30% of the Shares of the Fund constitutes a quorum for the Annual Meeting.  All Shares that are voted “FOR”, “AGAINST” or “WITHHOLD” on any matter will count for purposes of establishing a quorum and will be treated as Shares entitled to be voted at the Annual Meeting.

ABSTENTIONS

Abstentions will be counted for the purpose of determining whether a quorum is present.  Abstentions will not be counted as votes cast on any proposal set forth in the Proxy Statement.  Accordingly, abstentions will have the effect of a vote against the election of Western Investment’s Nominee.

DISCRETIONARY VOTING

Shares held in “street name” and held of record by banks, brokers or nominees may not be voted by such banks, brokers or nominees unless the beneficial owners of such Shares provide them with instructions on how to vote.

REVOCATION OF PROXIES

Shareholders of the Fund may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy), by delivering a later-dated proxy by Internet, by telephone or by mail, or by delivering a written notice of revocation.  The delivery of a later-dated proxy which is properly completed will constitute a revocation of any earlier proxy.  The revocation may be delivered either to Western Investment in care of InvestorCom, Inc. at the address set forth on the back cover of the Proxy Statement or to the Fund’s Secretary c/o Deutsche Investment Management, Americas Inc., One Beacon Street, Boston, Massachusetts, 02108 or to any other address provided by the Fund.  Although a revocation is effective if delivered to the Fund, Western Investment requests that either the original or photostatic copies of all revocations be mailed to Western Investment in care of InvestorCom, Inc. at the address set forth on the back cover of the Proxy Statement so that Western Investment will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the record date of a majority of the outstanding Shares.  If you hold your Shares in street name, please check your voting instruction card or contact your bank, broker or nominee for instructions on how to change or revoke your vote.  Additionally, InvestorCom, Inc. may use this information to contact shareholders who have revoked their proxies in order to solicit later-dated proxies for the election of the Nominee and approval of other proposals described herein.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to the Proxy Statement is being made by Western Investment.  Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

Western Investment has entered into an agreement with InvestorCom, Inc. for solicitation and advisory services in connection with this solicitation, for which InvestorCom, Inc. will receive a fee not to exceed $7,500, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws.  InvestorCom, Inc. will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders.  Western Investment has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record.  Western Investment will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.  It is anticipated that InvestorCom, Inc. will employ approximately 30 persons to solicit the Fund’s shareholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Western Investment.  Certain of the participants in this solicitation have separately agreed to reimburse Western Investment on a pro rata basis for these expenses.  Because Western Investment believes that the Fund’s shareholders will benefit from this solicitation, Western Investment intends to seek reimbursement from the Fund, to the fullest extent permitted by law, of all expenses it incurs in connection with this solicitation.  Western Investment does not intend to submit the question of such reimbursement to a vote of security holders of the Fund unless otherwise required by law.  Costs of this solicitation of proxies are currently estimated to be approximately $50,000.  We estimate that through the date hereof, its expenses in connection with this solicitation are approximately $15,000.

SHAREHOLDER PROPOSALS

According to the Fund’s proxy statement, the Fund has established advanced notice requirements pursuant to its Amended and Restated Bylaws (the “Bylaws”) for the submission of shareholder proposals to be considered by shareholders at the 2011 annual meeting.  Pursuant to the advance notice provisions of the Bylaws, for nominations of individuals for election to the Board or other business to be properly brought before the 2011 annual meeting, shareholders must give timely notice in writing to the Secretary of the Fund.  To be timely, a shareholder’s notice shall set forth all information required pursuant to the advance notice requirements and shall be delivered to the Secretary at the principal executive office of the Fund not earlier than November 20, 2010 and not later than December 20, 2010.

Shareholders wishing to submit proposals for inclusion in the Fund’s proxy statement for the 2011 annual meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), should send such written proposal to the Secretary of the Fund within a reasonable time before the solicitation of proxies for such meeting.  The Fund will treat any such proposal received no later than December 17, 2010 as timely.  The timely submission of a proposal does not guarantee its inclusion in the Fund’s proxy statement.

The information set forth above regarding the procedures for submitting shareholder nominations and proposals for consideration at the Fund’s 2011 annual meeting of shareholders is based on information contained in the Fund’s proxy statement.  The incorporation of this information in the Proxy Statement should not be construed as an admission by us that such procedures are legal, valid or binding.

APPENDIX B

ADDITIONAL INFORMATION ABOUT THE NOMINEE

Western Investment has nominated a highly qualified individual, Arthur D. Lipson, for nomination as a trustee at the Annual Meeting.

As of the date hereof, the dollar range of Shares of the Fund beneficially owned by the Nominee is as follows:

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds to be Overseen by Nominee in Family of Investment Companies
Arthur D. Lipson	Over $100,000	Over $100,000

Mr. Lipson does not currently hold, nor has he at any time held, any position with the Fund.  Mr. Lipson does not oversee any portfolios in the Fund’s Fund Complex, provided however that Mr. Lipson has been nominated for election as a director or trustee, as the case may be, of DWS High Income Trust (KHI), DWS Strategic Income Trust (KST), DWS RREEF World Real Estate & Tactical Strategies Fund, Inc. (DRP), DWS Dreman Value Income Edge Fund, Inc. (DHG), DWS Enhanced Commodity Strategy Fund, Inc., formerly DWS Global Commodities Stock Fund, Inc. (GCS) and DWS Global High Income Fund, Inc. (LBF).  Mr. Lipson directly owns 1 Share.  Mr. Lipson has not purchased or sold during the past two years, any securities of the Fund.  Mr. Lipson, as the managing member of Western Investment, may be deemed to beneficially own 12,746 Shares beneficially owned by Western Investment.  Mr. Lipson disclaims beneficial ownership of such Shares.  For information regarding purchases and sales during the past two years by Western Investment and its affiliates of securities of the Fund that may be deemed to be beneficially owned by Mr. Lipson, see Appendix D - Transactions in the Securities of the Fund During the Past Two Years.

Neither the Nominee nor his affiliates or any other related persons, has, during the past 5 years, held any position, including as an officer, employee, director or general partner, with (i) the Fund, (ii) any investment company, or any person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and (c)(7) of the 1940 Act, having the same investment adviser, principal underwriter or Sponsoring Insurance Company (as such item is defined in the 1940 Act) or under the control of such investment adviser, principal underwriter or Sponsoring Insurance Company, as the Fund, (iii) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company and (iv) any person, directly or indirectly controlling, controlled by, or under common control of the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company.

Since the beginning of the Fund’s last two completed fiscal years, no officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company, of the Fund, or of a person directly or indirectly controlling, controlled by, or under common control thereby, serves, or has served, on the board of directors of a company of which the Nominee or any of his Immediate Family Members (as such term is defined in Schedule 14A of the Exchange Act) is or was an officer.

Since the beginning of the Fund’s last two completed fiscal years, neither the Nominee nor any of his Immediate Family Members was a party to any transaction, or series of similar transactions or is a party to any currently proposed transaction, or series of similar transactions, in which the amount involved exceeded or is to exceed $120,000 or has or has had any direct or indirect relationship, in which the amount involved exceeded or is to exceed $120,000, to which (i) the Fund, (ii) any of its officers, (iii) any investment company, or officer thereof, or any person, or officer thereof, that would be an investment company but for the exclusions provided by Sections 3(c)(1) and (c)(7) of the 1940 Act, having the same investment adviser, principal underwriter or Sponsoring Insurance Company or under the control of such investment adviser, principal underwriter or Sponsoring Insurance Company, as the Fund, (iv) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company, or officer thereof, or (v) any person, or officer thereof, directly or indirectly controlling, controlled by, or under common control of the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company, was or is to be a party.

B-1

Neither the Nominee nor any of his Immediate Family Members has or has had any direct or indirect interest, the value of which exceeded or is to exceed $120,000, during the past five years, in (i) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company; or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company.

Neither the Nominee nor any of his Immediate Family Members owns beneficially or of record any class of securities in (i) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company; or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company.

Neither the Nominee nor any of his Immediate Family Members has, or has had since the beginning of the Company’s last two completed fiscal years, or has currently proposed, any direct or indirect relationship, in which the amount involved exceeds $120,000, with any of the persons specified in paragraphs (b)(8)(i) through (b)(8)(viii) of Item 22 of Schedule 14A.

The Nominee is a citizen of the United States of America.

The information provided above has been furnished to Western Investment by the Nominee.

Other than as stated in the Proxy Statement, the Nominee will not receive any compensation from Western Investment for his services as trustee of the Fund, nor are there any arrangements or understandings between Western Investment and the Nominee or any other person or persons pursuant to which the nomination described herein is to be made, other than the consent by the Nominee to be named in the Proxy Statement and to serve as a trustee of the Fund if elected as such at the Annual Meeting.  Additionally, other than as stated in the Proxy Statement, the Nominee is not a party adverse to the Fund or any of its subsidiaries and does not have a material interest adverse to the Fund or any of its subsidiaries in any material pending legal proceedings.

Western Investment does not expect that the Nominee will be unable to stand for election, but, in the event that he is unable to serve or for good cause will not serve, the Shares represented by the enclosed GOLD proxy card will be voted for a substitute nominee.  If the Fund makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying the Nominee, the Shares represented by the GOLD proxy card will be voted to withhold authority to vote for the Fund’s trustee nominees.  Western Investment reserves the right to nominate additional persons if the Fund increases the size of the Board above its existing size, increases the number of trustees whose terms expire at the Annual Meeting or calls a meeting to fill any vacancies on the Board.  Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Western Investment that any attempt to increase the size of the current Board or to reconstitute or reconfigure the classes on which the current trustees serve constitutes an unlawful manipulation of the Fund’s corporate machinery.

B-2

APPENDIX C

INFORMATION CONCERNING THE PARTICIPANTS

Western Investment, a Delaware limited liability company, Western Investment Hedged Partners L.P., a Delaware limited partnership (“WIHP”), Western Investment Total Return Partners L.P., a Delaware limited partnership (“WITRP”), Arthur D. Lipson and Lynn D. Schultz are members of a group (the “Group”) formed in connection with this proxy solicitation and are deemed participants in this proxy solicitation.

As of the date hereof, the Group collectively owns an aggregate of 12,847 Shares, constituting less than 1% of the Shares outstanding.  As of the date hereof, WIHP beneficially owns 6,846 Shares.  As of the date hereof, WITRP beneficially owns 5,000 Shares.  As the general partner of each of WIHP and WITRP, Western Investment may be deemed to beneficially own the 11,846 Shares owned in the aggregate by WIHP and WITRP, in addition to the 900 Shares it holds directly.  As the managing member of Western Investment, Mr. Lipson may be deemed to beneficially own the 12,746 Shares beneficially owned by Western Investment, in addition to the 1 Share he holds directly.  Ms. Schultz owns directly 100 Shares.  Each member of the Group, as a member of a “group” for purposes of Rule 13d-5(b)(1) of the Exchange Act may be deemed to beneficially own the Shares owned by the Group.  Each member of the Group specifically disclaims beneficial ownership of the Shares disclosed herein that he or it does not directly own, except to the extent of his or its pecuniary interest therein.  For information regarding purchases and sales of securities of the Fund during the past two years by the members of the Group, see Appendix D - Transactions in the Securities of the Fund During the Past Two Years.

Western Investment is the general partner of each of WIHP and WITRP.  Mr. Lipson serves as the managing member of Western Investment.

The principal business of Western Investment is acting as the general partner of each of WIHP and WITRP.  The principal business of WIHP is acquiring, holding and disposing of investments in various companies.  The principal business of WITRP is acquiring, holding and disposing of investments in various companies.  The principal occupation of Arthur D. Lipson is serving as the managing member of Western Investment.  The principal business address of Mr. Lipson, Western Investment, WIHP and WITRP is 7050 South Union Park Center, Suite 590, Midvale, Utah 84047.  The principal occupation of Ms. Schultz is psychotherapist.  Ms. Schultz does not have a principal business address, but can be reached c/o Western Investment LLC, 7050 South Union Park Center, Suite 590, Midvale, Utah 84047.

Members of the Group may, from time to time, enter into and dispose of additional cash-settled equity swap or other similar derivative transactions with one or more counterparties that are based upon the value of the Shares, which transactions may be significant in amount.  The profit, loss and/or return on such additional contracts may be wholly or partially dependent on the market value of the Shares, the relative value of such Shares in comparison to one or more other financial instruments, indexes or securities, a basket or group of securities in which such Shares may be included, or a combination of any of the foregoing.  Members of the Group may also, from time to time, enter into stock loan agreements with one or more counterparties in the ordinary course of business pursuant to which members of the Group may lend their Shares subject to recall at their discretion.

Except as set forth in the Proxy Statement (including all appendices attached thereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Fund; (iii) no participant in this solicitation owns any securities of the Fund which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Fund during the past two years; (v) no part of the purchase price or market value of the securities of the Fund owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Fund; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (ix) no participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Fund or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his/her/its associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party; and (xi) no person, including the participants in this solicitation, who is a party to an arrangement or understanding pursuant to which the Nominee is proposed to be elected has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on at the Annual Meeting.  There are no material proceedings to which any of the participants in this solicitation or any of their associates is a party adverse to the Fund or any of its subsidiaries or has a material interest adverse to the Fund or any of its subsidiaries.  With respect to each of the participants in the Solicitation, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Securities Exchange Act of 1934, as amended, occurred during the past ten years.

C-1

APPENDIX D

TRANSACTIONS IN THE SECURITIES OF THE FUND
DURING THE PAST TWO YEARS

Transaction	Date	Quantity	Price ($)

Western Investment Hedged Partners, L.P.

Buy	09/12/08	1,000	7.6295
Buy	09/22/08	5,167	6.8832
Buy	09/23/08	3,233	6.8586
Buy	09/24/08	14,245	6.8162
Buy	09/25/08	12,544	6.8384
Buy	09/26/08	5,507	6.7584
Buy	09/29/08	7,400	6.3829
Buy	09/30/08	300	6.2292
Buy	10/01/08	1,650	6.4477
Buy	10/02/08	6,000	6.3967
Sell	10/14/08	2,800	5.6675
Sell	10/31/08	3,800	5.7194
Sell	11/03/08	200	5.9075
Sell	12/11/08	2,600	4.9921
Sell	12/12/08	2,050	4.8622
Sell	12/15/08	1,500	4.8191
Sell	12/26/08	3,771	5.7583
Sell	12/30/08	1,300	5.6836
Sell	01/29/09	2,500	6.3907
Sell	01/30/09	3,012	6.4282
Sell	02/18/09	2,400	6.0992
Sell	02/19/09	3,100	6.1162
Sell	03/03/09	1,500	5.6178
Sell	03/05/09	762	5.3895
Sell	03/05/09	238	5.3895
Sell	03/16/09	2,350	5.6281
Sell	03/19/09	2,441	5.8333
Sell	03/20/09	2,000	5.7450
Sell	03/25/09	3,000	5.9608
Sell	03/26/09	2,300	6.0437
Sell	03/27/09	1,000	5.9825
Sell	04/02/09	1,400	6.1339
Sell	04/29/09	2,500	6.4413
Sell	05/01/09	1,800	6.4807
Sell	05/08/09	1,000	6.7313
Sell	05/12/09	300	6.7413
Sell	06/01/09	1,100	6.8728
Sell	06/12/09	2,476	6.9953
Buy	04/14/10	5,000	9.4685

Transaction	Date	Quantity	Price ($)

Western Investment Institutional Partners LLC

Sell	05/09/08	4,221	8.5113
Sell	05/21/08	2,779	8.5474
Buy	09/22/08	5,166	6.8832
Buy	09/23/08	3,233	6.8586
Buy	10/03/08	2,200	6.3716
Sell	10/16/08	8,300	5.2949
Sell	12/24/08	2,299	5.6715

Western Investment Total Return Partners L.P.

Sell	05/13/08	3,100	8.6385
Sell	05/21/08	4,600	8.5475
Buy	09/22/08	5,167	6.8822
Buy	09/23/08	3,234	6.8586
Buy	09/24/08	14,245	6.8162
Buy	09/25/08	12,543	6.8384
Buy	09/26/08	5,506	6.7584
Buy	09/29/08	7,400	6.3829
Buy	10/01/08	1,650	6.4477
Buy	10/02/08	6,000	6.3967
Sell	10/15/08	800	5.4375
Sell	10/17/08	4,400	5.4502
Sell	10/20/08	8,700	5.7231
Sell	10/21/08	11,000	5.7935
Sell	10/22/08	600	5.7675
Sell	12/12/08	2,425	4.8622
Sell	12/15/08	1,500	4.8225
Sell	12/24/08	101	5.6736
Sell	12/26/08	2,229	5.7574
Sell	01/06/09	100	6.1874
Sell	01/16/09	100	6.2774
Sell	01/21/09	300	6.2974
Sell	01/30/09	1,940	6.4273
Sell	02/04/09	1,100	6.5439
Sell	02/27/09	2,000	5.9595
Sell	03/03/09	1,500	5.6212
Sell	03/16/09	2,350	5.6281
Sell	03/26/09	2,000	6.0434
Sell	04/03/09	1,500	6.0741
Sell	04/13/09	1,000	6.2123
Sell	04/29/09	2,500	6.4413
Sell	04/30/09	200	6.4973
Sell	05/04/09	1,718	6.5542
Sell	05/28/09	57	6.8074
Sell	06/01/09	1,100	6.8728

Transaction	Date	Quantity	Price ($)

Sell	06/12/09	2,476	6.9953
Sell	06/30/09	1,500	7.0113
Sell	07/07/09	549	6.9682
Buy	04/14/10	5,000	9.4685

Western Investment LLC

Buy	09/12/08	1,000	7.6295
--	04/14/10	(100)1	--

Lynn D. Schultz

--	04/14/10	1002	--

1 Shares were a gift to Lynn D. Schultz.
2 Shares were a gift from Western Investment LLC.

APPENDIX E

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table is derived from the Fund’s definitive proxy statement filed with the
Securities and Exchange Commission on April 16, 2010

Share Ownership. As of March 31, 2010, the Fund knows of no person who owns more than 5% of any of the outstanding shares of a class of the Fund.

Collectively, for the Fund, the Board Members and executive officers of the Fund own less than 1% of such Fund’s outstanding shares.

E-1

IMPORTANT

Tell your Board what you think!  Your vote is important.  No matter how many Shares you own, please give Western Investment your proxy FOR the election of Western Investment’s Nominee and to WITHHOLD your vote from the election of the Fund’s slate of trustees by voting your Shares by telephone or Internet as described in the enclosed GOLD proxy card or by signing and dating the enclosed GOLD proxy card, and returning it in the postage-paid envelope provided.

If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions.  Accordingly, please contact the person responsible for your account and instruct that person to execute the GOLD proxy card.  In addition, if you hold your Shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet.  Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet.  Western Investment urges you to confirm in writing your instructions to Western Investment in care of InvestorCom, Inc. at the address provided below so that Western Investment will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have any questions or need assistance voting Shares, please call:

InvestorCom, Inc.
65 Locust Avenue, Third Floor
New Canaan, CT 06840

Stockholders Call Toll-Free at: (877) 972-0090
Banks and Brokers Call Collect at: (203) 972-9300

PLEASE VOTE TODAY!

SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE.

▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE ▼

GOLD
 PROXY

DWS MULTI-MARKET INCOME TRUST

ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF WESTERN INVESTMENT LLC

THE BOARD OF TRUSTEES OF DWS MULTI-MARKET INCOME TRUST
IS NOT SOLICITING THIS PROXY

The undersigned appoints Arthur D. Lipson as the undersigned’s attorney and agent with full power of substitution to vote all shares of common stock of DWS Multi-Market Income Trust (the “Fund”) which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders of the Fund scheduled to be held on May 24, 2010 at 11:00 a.m. (Eastern time), at the New York Marriott East Side, 525 Lexington Avenue, New York, New York 10017, including any adjournments or postponements thereof or any meeting which may be called in lieu thereof (the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Fund held by the undersigned, and hereby ratifies and confirms all actions the herein named attorney and proxy, his substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of such attorney and proxy and his substitutes with respect to any other matters as may properly come before the Annual Meeting.  Mark each vote with an X in the box.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSAL ON THE REVERSE, THIS PROXY WILL BE VOTED FOR WESTERN INVESTMENT LLC’S TRUSTEE NOMINEE.

IN THE EVENT THE NOMINATION OF WESTERN INVESTMENT LLC’S TRUSTEE NOMINEE IS DISQUALIFIED, WITHDRAWN OR OTHERWISE NOT AVAILABLE, THIS PROXY WILL BE VOTED TO WITHHOLD AUTHORITY TO VOTE FOR ALL OF THE FUND’S TRUSTEE NOMINEES

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

GOLD PROXY CARD

WESTERN INVESTMENT LLC (“WESTERN”) RECOMMENDS A VOTE FOR ITS NOMINEE.

1.           Western’s proposal to elect a nominee to serve as a Class II Trustee of the Board of Trustees of the Fund until the 2013 annual meeting of shareholders.

Arthur D. Lipson	FOR NOMINEE [ ]	WITHHOLD AUTHORITY TO VOTE FOR NOMINEE [ ]

DATE:  ____________________________

____________________________________
(Signature)
____________________________________
(Signature, if held jointly)
____________________________________
(Title)

WHEN SHARES ARE HELD  JOINTLY, JOINT  OWNERS
SHOULD  EACH SIGN.  EXECUTORS, ADMINISTRATORS,
TRUSTEES, ETC. SHOULD INDICATE THE CAPACITY IN
WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME
APPEARS ON THIS PROXY.

Dear Shareholder:

We have sent you proxy materials for the Annual Meeting of Shareholders of DWS Multi-Market Income Trust to be held on May 24, 2010.

YOUR SHARES CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS ON CERTAIN MATTERS TO BE ACTED UPON AT THE MEETING

Please forward your voting instructions as soon as possible using one of the following methods:

Available 24 Hours – 7 Days a Week

VOTE BY TELEPHONE	VOTE BY INTERNET

Using a touch-tone telephone, call the toll-free number which appears on the top left corner of your enclosed Voting Instruction Form.	Go to website: WWW.PROXYVOTE.COM
Just follow these four easy steps:	Just follow these four easy steps:
1. 2. 3. 4.
Read the Western Investment LLC Proxy Statement and enclosed Voting Instruction Form.

Call the toll-free number located on the top left corner of your Voting Instruction Form.

Enter your 12-digit Control Number located on your Voting Instruction Form.

Follow the simple recorded instructions.

Please vote your shares with “Opposition.”
Western Investment is identified as “Opposition.”
1. 2. 3. 4.
Read the Western Investment LLC Proxy Statement and enclosed Voting Instruction Form.

Go to the website www.proxyvote.com.

Enter your 12-digit Control Number located on your Voting Instruction Form.

Follow the simple instructions.

Please vote your shares with “Opposition.”
Western Investment is identified as “Opposition.”

If you vote by telephone or Internet, do not return your Voting Instruction Form. Thank you for your vote!